Title 14A:2-7 New Jersey Business Corporation Act

CERTIFICATE OF INCORPORATION

(For Use by Domestic Profit Corporation)

THIS IS TO CERTIFY THAT, there is hereby organized a corporation under and by virtue of the above noted Statute, of the New Jersey Statutes.

1.	Name of Corporation Diamond Information Institute, Inc.
2.	Registered Agent IAHB Group Inc.
3.	Registered Office 296 Kinderkamack Rd. Oradell NJ 0764_

(STREET AND POSTAL DESIGNATION, IF APPLICABLE)

(CITY) Oradell	(STATE) NJ	(ZIP) 07649_
4.	The Purpose(s) for which this corporation is organized is (are) to engage in any activity within the purposes for which corporations may be organized under N.J.S.A. 14A:1-1 et set.
5.	The aggregate number of shares which the corporation shall have authority to issue is:
PAR________	NO PAR 2500
6.	If applicable, set forth the designation of each class and series of shares, the number in each, and a statement of the relative rights, preferences and limitations
_______________________________________________________________________
____________________________N/A
7.

If applicable, set forth a statement of any authority vested in the board to divide the shares into classes or series or both, and to determine or change their designation, number, relative rights, preferences and limitations.

________________________________________________________________________

____________________________N/A________________________________________

8.	The first Board of Directors shall consist of 2 Directors. (minimum of one)
NAME	STREET ADDRESS	CITY	STATE	ZIP
Berj Abajian	360 W. Pleasantview Ave.	Hackensack	NJ	07601
Daniel J. Markschad	148 Pond Dr.	Washington TWP	NJ	07676

9.	Name and Address of Incorporator(s)
NAME	STREET ADDRESS	CITY	STATE	ZIP
Berj Abajian	360 W. Pleasantview Ave.	Hackersack	NJ	07601

10.	The duration of the corporation is Perpetual
11.	Other provisions: None
12.	Effective date (if other than date of filing)

IN WITNESS WHEREOF, each individual Incorporator being over eighteen years of age has signed this Certificate, or if the Incorporator be a corporation has caused this Certificate to be signed by its duly authorized officers this 13th day of 10__ 1988

FOR OFFICIAL USE ONLY FILED OCT 24 1988 JANE BURGIO Secretary of State	Signature: /s/Berj Abajian Signature: ____________ Signature: ____________ Signature: ____________